Exhibit 99.1

Independent Auditors’ Report

To the Board of Directors

Night Vision Equipment Company, Inc.

Emmaus, Pennsylvania

We have audited the accompanying combining balance sheets of Night Vision Equipment Company, Inc. and Affiliate (S Corporations) as of December 31, 2003, and the related combining statements of income, retained earnings, and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of Night Vision Equipment Company, Inc. and Affiliate as of December 31, 2003, and the results of their operations and their cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Our audit was made for the purpose of forming an opinion on the combining financial statements taken as a whole.  The supplementary information is presented only for purposes of additional analysis and is not a required part of the basic financial statements.  Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

/s/ Buckno Lisicky & Company
Allentown, PA
February 16, 2005

NIGHT VISION EQUIPMENT COMPANY, INC. AND AFFILIATE

COMBINING BALANCE SHEETS

December 31, 2003

ASSETS	Night Vision Equipment Company, Inc.	Excalibur Electro Optics, Inc.	Combining Eliminations	Combined
CURRENT ASSETS
Cash	$2,001,550	$900,130	$—	$2,901,680
Accounts receivable, trade	9,899,522	312,222	—	10,211,744
Accounts receivable, related party	411,102	273,497	(684,599)	—
Inventory	4,678,084	42,741	—	4,720,825
Prepaid expenses	33,130	—	—	33,130

Total current assets	17,023,388	1,528,590	(684,599)	17,867,379

PROPERTY AND EQUIPMENT
Leasehold improvements	105,529	—	—	105,529
Furniture and fixtures	74,219	—	—	74,219
Equipment	271,054	—	—	271,054
Vehicle	58,219	—	—	58,219
	509,021	—	—	509,021
Less accumulated depreciation	407,109	—	—	407,109

Property and equipment, net	101,912	—	—	101,912

Total assets	$17,125,300	$1,528,590	$(684,599)	$17,969,291

See Notes to Financial Statements.

	Night Vision	Excalibur
LIABILITIES AND STOCKHOLDER’S EQUITY	Equipment	Electro	Combining
	Company, Inc.	Optics, Inc.	Eliminations	Combined
CURRENT LIABILITIES
Accounts payable	$3,809,076	$127,558	$—	$3,936,634
Accounts payable, related party	273,497	411,102	(684,599)	—
Accrued profit sharing	204,425	—	—	204,425
Accrued wages	46,367	—	—	46,367
Customer deposits	91,113	—	—	91,113
Warranty reserve	25,000	—	—	25,000
Taxes payable	97,800	1,702	—	99,502

Total current liabilities	4,547,278	540,362	(684,599)	4,403,041

STOCKHOLDER’S EQUITY
Common stock, stated value $1 per share; authorized 10,000 shares; issued and outstanding 5,000 shares	5,000	1,000	—	6,000
Additional paid-in capital	23,000	—	—	23,000
Retained earnings	12,550,022	987,228	—	13,537,250

Total stockholder’s equity	12,578,022	988,228	—	13,566,250

Total liabilities and stockholder’s equity	$17,125,300	$1,528,590	$(684,599)	$17,969,291

NIGHT VISION EQUIPMENT COMPANY, INC. AND AFFILIATE

COMBINING STATEMENTS OF INCOME

Year Ended December 31, 2003

	Night Vision	Excalibur
	Equipment	Electro	Combining
	Company, Inc.	Optics, Inc.	Eliminations	Combined

Sales, net	$53,316,323	$3,923,860	$(2,064,807)	$55,175,376

Cost of sales:
Beginning inventory	2,998,129	330,540	—	3,328,669
Purchases	32,944,150	2,601,964	(2,064,807)	33,481,307
	35,942,279	2,932,504	(2,064,807)	36,809,976
Ending inventory	4,678,084	42,741	—	4,720,825

	31,264,195	2,889,763	(2,064,807)	32,089,151

Gross profit	22,052,128	1,034,097	—	23,086,225

Operating expenses:
General and administrative	4,369,314	309,817	—	4,679,131
Selling	835,909	47,022	—	882,931

	5,205,223	356,839	—	5,562,062

Operating income	16,846,905	677,258	—	17,524,163

Other income:
Interest income	13,548	—	—	13,548

Net income	$16,860,453	$677,258	$—	$17,537,711

See Notes to Financial Statements.

NIGHT VISION EQUIPMENT COMPANY, INC. AND AFFILIATE

COMBINING STATEMENTS OF RETAINED EARNINGS

Year Ended December 31, 2003

	Night Vision	Excalibur
	Equipment	Electro	Combining
	Company, Inc.	Optics, Inc.	Eliminations	Combined

Balance, January 1, 2003	$5,379,011	$1,632,970	$—	$7,011,981

Net income	16,860,453	677,258	—	17,537,711

Distributions	(9,689,442)	(1,323,000)	—	(11,012,442)

Balance, December 31, 2003	$12,550,022	$987,228	$—	$13,537,250

See Notes to Financial Statements.

NIGHT VISION EQUIPMENT COMPANY, INC. AND AFFILIATE

COMBINING STATEMENTS OF CASH FLOWS

Year Ended December 31, 2003

	Night Vision Equipment Company, Inc.	Excalibur Electro Optics, Inc.	Combining Eliminations	Combined
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$16,860,453	$677,258	$—	$17,537,711
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	88,867	—	—	88,867
(Increase) decrease in assets:
Accounts receivable	(8,316,494)	(153,486)	(684,599)	(9,154,579)
Inventory	(1,679,955)	142,103	—	(1,537,852)
Prepaid expenses	(11,998)	—	—	(11,998)
Increase (decrease) in liabilities:
Accounts payable	1,617,278	465,866	684,599	2,767,743
Accrued expenses	31,360	(3,786)	—	27,574
Customer deposits	54,046	—	—	54,046
Warranty reserve	5,440	—	—	5,440
Taxes payable	47,832	—	—	47,832

Net cash provided by operating activities	8,696,829	1,127,955	—	9,824,784

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property and equipment	(125,412)	—	—	(125,412)

Net cash used in investing activities	(125,412)	—	—	(125,412)

CASH FLOWS FROM FINANCING ACTIVITIES
Distributions	(9,689,442)	(1,323,000)	—	(11,012,442)

Net cash used in financing activities	(9,689,442)	(1,323,000)	—	(11,012,442)

Net decrease in cash	(1,118,025)	(195,045)	—	(1,313,070)

Cash:
Beginning	3,119,575	1,095,175	—	4,214,750

Ending	$2,001,550	$900,130	$—	$2,901,680

See Notes to Financial Statements.

NIGHT VISION EQUIPMENT COMPANY, INC. AND AFFILIATE

COMBINING STATEMENTS OF CASH FLOWS

Year Ended December 31, 2003

	Night Vision	Excalibur
	Equipment	Electro	Combining
	Company, Inc.	Optics, Inc.	Eliminations	Combined
SUPPLEMENTARY DISCLOSURE OF CASH FLOW INFORMATION
Cash payments for:
Interest	$3,262	$—	$—	$3,262

See Notes to Financial Statements.

NIGHT VISION EQUIPMENT COMPANY, INC. AND AFFILIATE

NOTES TO FINANCIAL STATEMENTS

Note 1.               Summary of Significant Accounting Policies

Nature of operations:

The Company was incorporated December 17, 1986 in the state of Pennsylvania. The Company is engaged in the assembly and sale of night vision equipment, combat I.D. systems, and I.R. laser aiming and illuminating systems and has locations in both Arizona and Pennsylvania. The Company has a GSA Contract with the United States Department of Defense for law enforcement and security equipment, which runs for the period August 1, 2001 through July 31, 2006.  The Company also has a DSCC contract with the United States Department of Defense, which runs for the period September, 2003 to September, 2004.  The DSCC contract contains a 4 year renewal option.

Principles of combination:

The combined financial statements combine the accounts of Night Vision Equipment Company, Inc. and Excalibur Electro Optics, Inc., which are related by virtue of common ownership.  All intercompany balances and transactions have been eliminated in the combined financial statements.

  Accounting method:

The Company utilizes the accrual method of accounting for both financial statement and income tax reporting purposes.

Use of estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  Revenue recognition:

The Company performs all services prior to recognizing revenue.  Service is deemed complete when shipment has been delivered to its final destination.

Inventory:

Inventories are valued at lower of cost or market using the specific identification method for high dollar items, and the FIFO (first-in, first-out) method for all other items.

Property and equipment:

Property and equipment are stated at cost and depreciated using accelerated methods over the estimated useful lives of the related assets, which range from five to thirty-nine years.

Expenditures for maintenance and repairs are charged against operations.  Renewals and betterments that materially extend the life of the assets are capitalized.

Bad debt expense:

Accounts are charged to bad debt expense as they are deemed uncollectible based upon a periodic review of the accounts.  As of December 31, 2003 no allowance for uncollectible accounts was considered necessary.  Bad debt expense for the year ended December 31, 2003 was $1,684.

Shipping and handling costs:

It is the policy of the Company to classify shipping and handling costs as part of general and administrative expenses in the statement of income.

Warranties:

The Company warrants its products against defects for one year from date of purchase.  The Company provides an allowance that is based upon historical information and existing economic conditions.  The reserve for warranty claims as of December 31, 2003 was $25,000.  Warranty expense for the year ended December 31, 2003 was $28,160.

Advertising:

The Company expenses the costs of advertising at the time the advertising takes place.  Advertising expense for the year ended December 31, 2003 is $59,142.

Research and development:

Research and development expenditures are charged to operations as incurred. Research and development costs for the year ended December 31, 2003 were $20,740.

Income taxes:

The Company has elected to be treated as an S corporation under subchapter “S” of the Internal Revenue Code. Consequently, the Company is not liable for federal and state income taxes, except to the extent that the Company operates in state jurisdictions that do not recognize S corporation status. The stockholder reports the Company’s income, losses and tax credit on his individual income tax returns.

Note 2.               Related Party Transactions

The Company is paying rent for office and warehouse facilities in Arizona and Pennsylvania to the wife of it’s sole stockholder.  The agreements for all locations are on a month-to-month basis.  Rent expense amounts to $108,000 for Night Vision Equipment Company, Inc. and $12,000 for Excalibur Electro Optics, Inc. for the year ended December 31, 2003.

Note 3.                                              Defined Contribution Plans:

The Company maintains a defined contribution retirement plan.  All employees who have completed six months service and attained age 21 are eligible to participate.  Company contributions are at the sole discretion of the stockholder.  The Company’s contributions for the year ended December 31, 2003 were $204,425.  It is the policy of the Company to fund profit sharing costs accrued.

Note 4.                                              Leases:

The Company leased vehicles under operating lease agreements with terms which expired in 2003.  Lease costs for the year ended December 31, 2003 were $20,071.

Note 5.                                              Commitment:

During 1998, the Company entered into an incentive agreement with an employee which provides for certain rights to future earnings.  The agreement calls for payments to be made in five equal annual installments beginning in 2002.  The payments are classified as Consulting expense on the income statement and amounted to $81,546 for the year ended December 31, 2003.  Future minimum payments related to the incentive agreement as of December 31, 2003 are as follows:

Year ending
December 31,

2004	$81,546
2005	81,546
2006	81,546

$244,638

Note 6.                                              Major Customer

Total sales in fiscal year ended 2003 included 84% to various branches of the United States Department of Defense excluding sales to private contractors who in turn sell to the United States Government.  Sales to the United States Department of Defense in 2003 accounted for 84% of total sales, respectively.

The Company’s success is largely dependent on its ability to maintain working relationships with agents at the military bases and good quality control.  The Company must continue to meet the requirements of the government agencies overseeing the procurement of the Company’s services.  Any failure to meet or maintain the requirements in the government procurement policy could adversely affect its results of operations.  The Company’s risk is minimized by the large volume of contracts individually maintained with each base.

Note 7.                                              Concentration of Credit Risk

  Financial instruments, which potentially subject the Company to concentrations of credit risk, consist of trade accounts receivable and cash balances in excess of federally insured amounts.

  Accounts receivable:

Concentrations of credit risk with respect to accounts receivable are limited because the Company’s major customer is the United States Government or its agencies.  Funds are electronically transferred to the Company, and are normally received within 30 to 60 days of delivery.

  Cash:

The Company’s cash accounts are maintained in commercial banks located in Pennsylvania and Arizona.  The total amount by which cash on deposit in these banks exceeds the federally insured limits is approximately $4,160,000 as of December 31, 2003.  The Company has not experienced any losses as a result of these noninsured cash balances.

Note 8.                                              Subsequent Event

  On December 14, 2004, DRS Technologies, Inc. (a public company) acquired certain assets and liabilities of Night Vision Equipment Company, Inc. and its Affiliate.  The purchase price was $42.5 million in cash, with additional consideration payable upon achievement of certain revenue targets.

NIGHT VISION EQUIPMENT COMPANY, INC. AND AFFILIATE

COMBINING SCHEDULE OF

GENERAL AND ADMINISTRATIVE AND SELLING EXPENSES

Year Ended December 31, 2003

	Night Vision	Excalibur
	Equipment	Electro	Combining
	Company, Inc.	Optics, Inc.	Eliminations	Combined
General and administrative:
Bad debts	$1,684	$—	$—	$1,684
Bank and bond fees	11,131	12,014	—	23,145
Computer	64,934	—	—	64,934
Consulting	296,296	—	—	296,296

Contributions	74,208	6,313	—	80,521
Credit card fees	55,227	—	—	55,227
Custom fees	4,329	—	—	4,329
Data processing	2,838	13,224	—	16,062

Depreciation	88,867	—	—	88,867
Dues and subscriptions	6,261	—	—	6,261
Employee benefits	135,978	—	—	135,978
Freight	164,151	17,005	—	181,156

Import duty	74,206	—	—	74,206
Insurance	38,376	11,501	—	49,877
Interest	3,262	—	—	3,262
Miscellaneous	5,695	326	—	6,021

Moving	5,000	—	—	5,000
Office expense	41,520	7,211	—	48,731
Postage	8,539	—	—	8,539
Production	89,161	—	—	89,161

Professional fees	29,535	1,475	—	31,010
Profit sharing	204,425	—	—	204,425
Profit sharing, administration	4,763	—	—	4,763
Rent	108,000	12,000	—	120,000

Repairs and maintenance	27,389	5,958	—	33,347
Salaries and wages	1,764,730	—	—	1,764,730
Salary, officer	404,808	50,000	—	454,808
Security	1,559	—	—	1,559

NIGHT VISION EQUIPMENT COMPANY, INC. AND AFFILIATE

COMBINING SCHEDULE OF

GENERAL AND ADMINISTRATIVE AND SELLING EXPENSES

Year Ended December 31, 2003

	Night Vision	Excalibur
	Equipment	Electro	Combining
	Company, Inc.	Optics, Inc.	Eliminations	Combined
General and administrative (continued):
Shipping	16,059	—	—	16,059
Supplies, other	9,740	—	—	9,740
Supplies, shop	8,528	—	—	8,528
Taxes, other	175,000	33,223	—	208,223

Taxes, payroll	164,452	—	—	164,452
Telephone	18,394	4,462	—	22,856
Temporary personnel	152,855	132,424	—	285,279
Tooling costs	30,209	—	—	30,209

Utilities	28,974	2,681	—	31,655
Vehicle	20,071	—	—	20,071
Warranty	28,160	—	—	28,160
	$4,369,314	$309,817	$—	$4,679,131

Selling:
Advertising	$—	$28,664	$—	$28,664
Catalog	26,074	4,404	—	30,478
Research and development	20,740	—	—	20,740
Salaries, sales	483,686	—	—	483,686
Show and travel	305,409	13,954	—	319,363

	$835,909	$47,022	$—	$882,931